UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Annual Report to Shareholders

DWS Strategic High Yield Tax Free Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

38 Financial Statements

43 Financial Highlights

48 Notes to Financial Statements

59 Report of Independent Registered Public Accounting Firm

60 Tax Information

61 Summary of Management Fee Evaluation by Independent Fee Consultant

66 Summary of Administrative Fee Evaluation by Independent Fee Consultant

67 Board Members and Officers

71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Until May 31, 2009, the maximum sales charge for Class A shares was 4.50%. Effective June 1, 2009, the maximum sales charge for Class A shares was lowered to 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.59%, 2.36%, 2.30% and 1.31% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS Strategic High Yield Tax Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	-4.48%	.68%	2.86%	4.03%
Class B	-5.19%	-.08%	2.07%	3.22%
Class C	-5.17%	-.04%	2.10%	3.24%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/09
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-4.26%	.97%	3.11%	3.50%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 11.21	$ 11.21	$ 11.22	$ 11.22
5/31/08	$ 12.46	$ 12.46	$ 12.47	$ 12.48
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .64	$ .56	$ .56	$ .67
Capital Gain Distributions	$ .002	$ .002	$ .002	$ .002
May Income Dividend	$ .0544	$ .0471	$ .0473	$ .0566
SEC 30-day Yield++ as of 5/31/09	5.70%	5.24%	5.24%	6.22%
Tax Equivalent Yield++ as of 5/31/09	8.77%	8.06%	8.06%	9.57%
Current Annualized Distribution Rate++ as of 5/31/09	5.71%	4.95%	4.96%	5.94%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2009 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.62%, 5.07% and 5.93% for Classes A, C and Institutional Class shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.63%, 4.79% and 5.65% for Classes A, C and Institutional Class shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	109	8
3-Year	3	of	84	4
5-Year	8	of	77	11

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,122	$9,747	$10,998	$14,181
	Average annual total return	-8.78%	-.85%	1.92%	3.55%
Class B	Growth of $10,000	$9,211	$9,802	$10,987	$13,729
	Average annual total return	-7.89%	-.67%	1.90%	3.22%
Class C	Growth of $10,000	$9,483	$9,989	$11,093	$13,752
	Average annual total return	-5.17%	-.04%	2.10%	3.24%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,357	$11,279	$12,408	$16,209
	Average annual total return	3.57%	4.09%	4.41%	4.95%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Institutional Class [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$957,400	$1,029,300	$1,165,300	$1,262,100
	Average annual total return	-4.26%	.97%	3.11%	3.50%
Barclays Capital Municipal Bond Index+	Growth of $1,000,000	$1,035,700	$1,127,900	$1,240,800	$1,321,500
	Average annual total return	3.57%	4.09%	4.41%	4.22%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.52% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/09
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	-4.23%	.93%	3.06%	4.18%
Barclays Capital Municipal Bond Index+	3.57%	4.09%	4.41%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 11.22
5/31/08	$ 12.47
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .67
Capital Gain Distributions	$ .002
May Income Dividend	$ .0566
SEC 30-day Yield++ as of 5/31/09	6.22%
Tax Equivalent Yield++ as of 5/31/09	9.57%
Current Annualized Distribution Rate++ as of 5/31/09	5.94%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2009 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.05% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.77% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	109	6
3-Year	2	of	84	3
5-Year	4	of	77	6
10-Year	1	of	53	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,577	$10,282	$11,626	$15,066
	Average annual total return	-4.23%	.93%	3.06%	4.18%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,357	$11,279	$12,408	$16,209
	Average annual total return	3.57%	4.09%	4.41%	4.95%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,164.00	$ 1,159.80	$ 1,160.90	$ 1,166.50	$ 1,165.50
Expenses Paid per $1,000**	$ 6.15	$ 10.12	$ 10.13	$ 4.81	$ 4.81
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,019.25	$ 1,015.56	$ 1,015.56	$ 1,020.49	$ 1,020.49
Expenses Paid per $1,000**	$ 5.74	$ 9.45	$ 9.45	$ 4.48	$ 4.48
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	1.14%	1.88%	1.88%	.89%	.89%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,164.00	$ 1,159.80	$ 1,160.90	$ 1,166.50	$ 1,165.50
Expenses Paid per $1,000**	$ 4.96	$ 8.94	$ 8.94	$ 3.62	$ 3.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,020.34	$ 1,016.65	$ 1,016.65	$ 1,021.59	$ 1,021.59
Expenses Paid per $1,000**	$ 4.63	$ 8.35	$ 8.35	$ 3.38	$ 3.38
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	.92%	1.66%	1.66%	.67%	.67%
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic High Yield Tax Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Lead Portfolio Manager

Rebecca L. Flinn

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Strategic High Yield Tax Free Fund posted a return of -4.48% for the 12 months ended May 31, 2009 (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.57% for the same period.1 The fund's average peer in the Lipper High Yield Municipal Debt Funds category returned -11.79%.2 (Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

Over the first part of the period, the primary factor in financial market returns was the ongoing credit market distress. The crisis reached new levels beginning in September of 2008 as several leading financial institutions failed, were bailed out or were forced into mergers. The net result was an evaporation of liquidity as the credit markets seized in September. In this environment, investors fled to Treasuries and most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants, including the fund, to unwind positions into an illiquid market.3 This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Market conditions began to stabilize in December and investor risk tolerance returned as 2009 progressed, helping credit-oriented sectors. Municipals benefited especially strongly from these improved conditions, returning 9.00% over the six months ended May 31, 2009 as measured by the Barclays Capital Municipal Bond Index. Municipal demand was aided by several factors. First, municipals were viewed as relatively safe compared to other non-Treasury asset classes, and so were a natural to lead any rebound. In addition, with the federal budget deficit climbing as the government sought to stimulate the economy and bail out the financial sector, investors were anticipating income tax increases going forward to fund these efforts. Finally, municipals had become an extraordinary value relative to US Treasuries, as reflected in yields that were well above Treasury yields even before taking into account the tax advantage of municipals.

Late in the period, supply shrunk as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable bonds with higher interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing issues. A significant source of support for municipals over the 12 months was from retail investors attracted by favorable yields. Mutual fund flows were largely positive as well, with the principal exception being during the aftermath of September's credit market dislocation.

At the start of the period, the US Federal Reserve Board's (the Fed's) benchmark federal funds rate, (the interest rate set by the Fed at which banks lend money to each other, usually on an overnight basis) was at 2.00%. The Fed lowered short-term rates three times during the period, with the last move being to an unprecedented target range of 0% to 0.25%. Municipal yields declined significantly on the short-to-intermediate part of the curve, while remaining relatively stable on maturities over 20 years. Since a bond's yield moves in the opposite direction of its price, this meant that performance of intermediate-term municipal bonds was generally better than among longer issues.

The municipal bond yield curve steepened during the 12 months.4 The two-year bond yield decreased 134 basis points from 2.28% to 0.94%, while the 30-year yield rose two basis points from 4.53% to 4.55%, resulting in a total steepening of 136 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/08 and 5/31/09)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

While credit market spreads (excess yield various bond sectors offer over Treasuries with similar maturities) began to revert to more normal levels toward the end of the period, municipal credit spreads still ended the 12 months meaningfully higher. In addition to the credit market distress that peaked in September of 2008, spread widening was driven by downgrades to the leading monoline insurers, insurance companies that provide guarantees to bond issuers, whose guarantees have traditionally applied to nearly half of municipal issues. Most insured issues are now trading on the basis of the underlying credits. This in part explains the increase in issues rated below AAA held by the fund.5 In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads. Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues. California was the leading example as its well-publicized problems have led to downgrades by all three of the major rating agencies. Illinois and Nevada also were subjected to downgrades during the period.

Positive Contributors to Fund Performance

We strategically manage the fund's exposure to below-investment-grade, high-yield issues, varying that weighting according to our view of relative value. Our strategy of maintaining a cautious credit position when spreads were historically tight and then adding high-yield exposure as spreads widened to attractive levels helped performance. In addition, the yield curve had a significant positive slope, also contributing in our view to the relative value of high-yield bonds, which are typically issued with 30-year maturities. The fund's exposure to issues rated BBB or lower increased from approximately 40% to approximately 60% of fund assets over the period.

We had no exposure to the lowest-rated tobacco bonds, a sector that suffered large losses early in the period.

The fund had relatively light exposure for most of the period to bonds with maturities over 20 years, favoring instead intermediate-term issues. This positioning helped relative returns as rates fell and prices rose on bonds in the 10- to 20-year range. As the yield curve steepened during the period, we harvested gains in pre-refunded bonds that experienced strong demand and used the proceeds to move into longer maturities and lower credits in order to pick up income.

Negative Contributors to Fund Performance

During the first six months of the period, spreads on high-yield issues widened severely in the prevailing flight to quality. While high-yield issues staged a partial recovery between late December and the end of the fiscal year, most high-yield issues held at the beginning of the period did not fully recover the early losses.

We hedged or established a position in one market in an attempt to offset exposure to the price risk of an equal but opposite obligation or position in another market, a portion of the fund's assets against interest rate changes using LIBOR interest rate swaps (London Interbank Offered Rate, a benchmark for taxable interest rates). The interest rate swaps increase in value as rates rise and decrease in value as rates fall. This strategy was intended to allow the fund to benefit to some degree from any rise in interest rates and resulting decline in the value of fixed-income instruments. This held back fund returns as the performance of the taxable and tax-free markets diverged early in the period and the value of the taxable LIBOR hedge declined.

Outlook and Positioning

Municipal yields have returned to more normal historical levels versus US Treasury bonds. To illustrate, at the end of May, the 10-year municipal bond was yielding approximately 86% of the comparable maturity Treasury bond, versus about 90% 12 months earlier. During the 12 months covered by this report, as municipal and Treasury market performance diverged, this ratio reached a high of 186%, and that was before taking into account the tax advantage of municipals.

Given a steep yield curve and attractive credit spreads, we have recently focused purchases on lower-rated bonds with maturities in the 20-year- and-longer range.

A bright note for credit quality was passage of the federal stimulus package (the American Recovery and Reinvestment Act of 2009), which will pump nearly $800 billion into local economies. About $500 billion of this amount provides direct relief to state budgets over a two-year period and gives states some breathing room in crafting balanced budgets. Still, given the sharp downturn in the national economy, state and local governments continue to be challenged to cut spending fast enough to keep pace with falling tax receipts. In addition, the greatly decreased role of insurance in the municipal market puts a further premium on the expertise we bring to researching municipal sectors and individual issues. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the 1-, 5- and 10-year periods, this category's average return was -11.79% (109 funds), 0.50% (77 funds) and 2.05% (53 funds), respectively, as of 5/31/09. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
3 Tender option bond programs involve the creation of a trust backed by a high-quality bond, and permit investors to achieve leveraged exposure to municipal bond returns. They are generally more attractive when the cost of short-term borrowing is low in comparison to longer-term yields.
4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
5 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	5/31/08

Revenue Bonds	85%	69%
General Obligation Bonds	10%	8%
ETM/Prerefunded	5%	20%
Lease Obligations	—	3%
	100%	100%
Quality	5/31/09	5/31/08

AAA	7%	18%
AA	14%	10%
A	17%	17%
BBB	32%	23%
BB	9%	9%
B	3%	1%
CCC	1%	—
Not Rated	17%	22%
	100%	100%
Effective Maturity	5/31/09	5/31/08

Less than 1 year	1%	9%
1-4.99 years	10%	25%
5-7.99 years	9%	15%
8-14.99 years	30%	28%
Greater than 15 years	50%	23%
	100%	100%

Weighted average effective maturity: 14.9 and 10.0 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/09	5/31/08

Texas	16%	12%
Pennsylvania	8%	5%
Florida	7%	5%
California	5%	11%
New York	5%	8%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 91.3%
Alabama 0.4%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, Prerefunded, 6.125%, 12/1/2024	1,000,000	1,173,960
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,499,980
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,372,300
		4,046,240
Arizona 2.2%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	3,494,720
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,176,529
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2022	3,570,000	3,778,273
Series A, 5.0%, 7/1/2023	2,540,000	2,672,512
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power, Series A, 6.375%, 9/1/2029	5,000,000	4,625,600
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	4,247,750
		22,995,384
California 3.9%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F-1, 5.5%, 4/1/2043	10,000,000	10,258,100
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 1.5%**, 2/1/2033	2,400,000	2,400,000
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	4,098,950
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/2047	1,665,000	1,109,789
California, State General Obligation, Various Purposes, 5.75%, 4/1/2031	13,210,000	13,437,212
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.12%**, 9/1/2030, KBC Bank NV (a)	3,000,000	3,000,000
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	545,383
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	6,035,000	5,556,666
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	890,000	769,503
		41,175,603
Colorado 4.7%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (b)	3,500,000	3,160,955
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	7,643,520
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	8,452,363
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	1,735,400
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	6,365,000	6,225,479
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, Prerefunded, 7.125%, 6/15/2041	7,925,000	8,452,646
Denver, CO, Airport Revenue, Series D, AMT, 7.75%, 11/15/2013	7,480,000	8,059,251
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	3,640,430	3,462,559
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,232,469
		49,424,642
Connecticut 1.3%
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	1,814,190
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031	7,295,000	4,219,355
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,740,140
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,578,360
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,433,080
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,285,800
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,153,260
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	862,450
		14,086,635
Delaware 0.1%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	729,030
District of Columbia 0.9%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (b)	10,000,000	9,779,100
Florida 8.2%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	410,000	329,128
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	4,270,000	3,083,538
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,500,000	1,198,110
Florida, Main Street Community Development District, Capital Improvement Revenue, Series A, 144A, 6.8%, 5/1/2038	2,950,000	2,064,882
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	5,500,000	3,676,805
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,750,000	1,349,758
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	18,600,000	10,707,648
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	34,985
Series G, 5.125%, 11/15/2020	970,000	993,833
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	81,633
Series G, 5.125%, 11/15/2021	1,930,000	1,959,240
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	87,464
Series G, 5.125%, 11/15/2022	2,205,000	2,223,301
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	209,912
Series G, 5.125%, 11/15/2023	2,245,000	2,247,020
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, 5.625%, 8/15/2029	13,125,000	10,062,675
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	6,022,107
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	4,238,500
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	721,800
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,227,290
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (b)	2,500,000	2,201,075
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	7,070,320
Series A, 144A, 5.75%, 10/1/2022	9,500,000	8,770,305
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (b)	3,745,000	3,853,642
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,060,050
5.0%, 8/15/2024	1,000,000	1,005,950
5.0%, 8/15/2025	5,000,000	4,912,450
		86,393,421
Georgia 2.1%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,338,740
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	715,219
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates — Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	5,344,570
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (c)	10,000,000	9,672,900
Series A, 5.5%, 9/15/2024	2,440,000	2,185,874
Georgia, Municipal Electric Authority, Power Revenue:
Series Z, ETM, 5.5%, 1/1/2012	80,000	84,581
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,394,064
		21,735,948
Guam 0.1%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,182,571
Hawaii 0.9%
Hawaii, State Department Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series B, AMT, 4.6%, 5/1/2026 (b)	11,790,000	9,531,390
Illinois 3.3%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045	6,442,376	6,513,628
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (b)	175,000	177,914
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	9,500,000	8,034,530
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg, Series A, 5.625%, 2/15/2037	5,000,000	3,351,850
Illinois, Finance Authority Revenue, Monarch Landing, Inc. Facilities:
Series A, 7.0%, 12/1/2027	5,000,000	3,947,500
Series A, 7.0%, 12/1/2037	5,000,000	3,584,050
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (b)	1,250,000	1,228,425
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	990,535
Series A, 5.875%, 2/15/2038	500,000	365,245
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023 (b)	3,500,000	3,670,800
Series A, 5.25%, 2/1/2024 (b)	2,500,000	2,608,825
		34,473,302
Indiana 0.5%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,417,675
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	695,950
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	2,548,110
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	189,081
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	775,920
		5,626,736
Iowa 1.0%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	954,020
6.0%, 6/1/2039	2,000,000	1,883,740
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	3,794,839
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	4,142,750
		10,775,349
Kansas 0.8%
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,306,864
Series 3, 5.625%, 11/15/2031	3,750,000	3,763,312
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,433,248
		8,503,424
Kentucky 0.6%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	1,195,000	1,198,310
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033 (b)	3,635,000	3,778,401
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	892,600
		5,869,311
Louisiana 2.0%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,011,982
Series A, AMT, 5.75%, 9/1/2031	5,000,000	3,761,300
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	4,825,020
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	14,000,000	11,863,040
		21,461,342
Maryland 2.3%
Anne Arundel County, MD, National Business Park Project, 144A, Prerefunded, 7.375%, 7/1/2028	1,933,000	2,088,568
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	3,655,750
Series B, 5.25%, 12/1/2031	2,400,000	1,297,728
Maryland, State Health & Higher Educational Facilities Authority Revenue, King Farm Presbyterian Community, Series B, 4.75%, 1/1/2013	5,000,000	4,469,450
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, Series A, 5.0%, 7/1/2037	5,005,000	4,074,220
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,325,478
6.0%, 1/1/2028	6,100,000	5,748,152
		23,659,346
Massachusetts 4.1%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,935,000	5,969,920
AMT, 8.0%, 9/1/2035	970,000	673,025
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,611,138
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,400,000	4,121,378
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,197,762
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,750,000	2,922,150
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	2,000,000	2,531,100
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	5,868,290
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.75%, 11/15/2035	2,300,000	1,487,732
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,372,200
Series E-1, 5.125%, 7/1/2038	1,500,000	1,316,625
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	5,090,000	5,103,234
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	1,730,970
Series E, 5.0%, 7/15/2032	3,250,000	2,192,808
Series E, 5.0%, 7/15/2037	2,750,000	1,787,445
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.5%, 1/15/2038	1,500,000	1,090,215
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	372,401
Series F, 5.75%, 7/1/2029	1,480,000	1,391,067
		42,739,460
Michigan 2.2%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	3,630,465
7.125%, 11/15/2043	1,500,000	1,220,325
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,917,782
Zero Coupon, 7/1/2012	3,150,000	2,783,056
Detroit, MI, Sewer Disposal Revenue, Series D, 1.409%*, 7/1/2032 (b)	1,605,000	1,033,219
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.5%, 5/15/2036	1,000,000	642,710
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	1,307,060
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (b)	7,500,000	7,795,800
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	1,930,980
		23,261,397
Mississippi 1.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,292,045
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,000,000	852,180
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	4,250,000	3,248,233
Series A, 6.5%, 9/1/2032	2,620,000	2,270,387
		11,662,845
Missouri 1.3%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	806,225
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,658,820
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, Prerefunded, 8.5%, 8/15/2030 (c)	6,400,000	7,006,656
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, Prerefunded, 9.0%, 8/15/2030	3,025,000	3,328,922
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	735,410
		13,536,033
Nebraska 0.3%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,735,760
Nevada 1.8%
Clark County, NV, Industrial Development Revenue, Nevada Power Co. Project, Series B, AMT, 5.9%, 10/1/2030	8,335,000	7,230,946
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (b)	4,830,000	4,955,290
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 3.688%, 1/1/2030 (d)	6,000,000	300,000
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,320,450
Sparks, NV, Local Improvement Districts, Limited Obligation District No.3, 6.75%, 9/1/2027	2,000,000	1,565,720
		18,372,406
New Hampshire 0.9%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	756,637
Series A, 5.4%, 1/1/2030	550,000	382,217
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,635,055
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,115,000	1,106,303
5.625%, 7/1/2018	1,615,000	1,445,861
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	3,600,600
		9,926,673
New Jersey 2.9%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,012,380
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	929,518
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,808,161
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	1,941,150
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	11,570,000	9,880,433
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,058,476
New Jersey, State Turnpike Authority Revenue, Series C, 0.18%**, 1/1/2024, Scotiabank (a)	1,800,000	1,800,000
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2029	15,965,000	11,718,310
		30,148,428
New York 3.6%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	2,565,630
Series A, 5.75%, 11/15/2022	1,500,000	1,444,230
Long Island, NY, Power Authority, Electric Systems Revenue, Series E, 5.0%, 12/1/2022 (b)	7,075,000	7,347,034
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019	2,203,531	2,204
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	960,000	881,088
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	1,590,460
New York & New Jersey Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2023 (b)	8,260,000	8,287,258
New York City, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,309,560
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	6,996,000
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	2,700,000	2,517,912
AMT, 8.0%, 8/1/2028	3,000,000	2,879,220
New York City, NY, Municipal Finance Authority, Water & Sewer Systems Revenue, Second Generation, Series 2008-BB-3, 0.2%**, 6/15/2034	1,500,000	1,500,000
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	897,837
		38,218,433
North Carolina 0.4%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,049,310
Series F, 5.5%, 1/1/2017	1,495,000	1,559,569
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,052,825
		4,661,704
North Dakota 0.0%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	250,000	271,483
Ohio 2.9%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	37,505,000	29,428,673
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, Prerefunded, 7.125%, 7/1/2029	1,000,000	1,131,610
		30,560,283
Oregon 1.0%
Clackamas County, OR, North Clackamas School District No. 12, Series B, 0% to 6/15/2011, 5.0% to 6/15/2023 (b)	10,420,000	10,039,774
Pennsylvania 4.7%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems:
Series A, 5.0%, 11/15/2028	12,160,000	7,690,470
Series B, Prerefunded, 9.25%, 11/15/2022	2,000,000	2,278,940
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	1,697,918
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, Prerefunded, 7.625%, 7/1/2034	1,750,000	2,096,273
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	6,250,000	6,849,937
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	873,580
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	1,572,312
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,134,670
Series A, 5.5%, 8/15/2035	6,500,000	5,591,885
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy, Series A, AMT, 6.75%, 12/1/2036	4,000,000	3,805,400
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,217,382
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	631,141
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	7,122,000
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	725,700
		49,287,608
Puerto Rico 4.2%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,000,000	24,263,000
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.0%, 7/1/2021	5,000,000	4,701,150
Series A, 6.0%, 7/1/2038	7,200,000	6,987,744
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,445,760
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series N, 5.5%, 7/1/2024	2,000,000	1,888,260
Series M, 6.25%, 7/1/2022	5,000,000	5,176,200
		44,462,114
South Carolina 1.0%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,358,700
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	1,000,000	945,770
Series A, 7.75%, 11/1/2039	4,917,000	3,796,268
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,696,106
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, Series C, Prerefunded, 7.0%, 8/1/2030	600,000	708,192
		10,505,036
South Dakota 0.8%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	2,680,680
Series B, 5.5%, 7/1/2035	5,000,000	4,659,700
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	961,540
		8,301,920
Tennessee 3.8%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,255,025
5.0%, 12/15/2018	2,160,000	1,932,314
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, Prerefunded, 8.0%, 7/1/2033	3,000,000	3,489,240
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	2,968,080
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	16,012,964
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	5,000,000	5,681,750
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	7,554,480
		39,893,853
Texas 13.1%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	2,734,760
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	1,921,250
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.75%, 4/1/2027***	4,910,000	3,380,290
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	2,978,680
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	6,720,300
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	3,763,550
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,240,900
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,723,968
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,091,387
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	8,473,597
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	17,075,000	16,556,774
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030 (b)	11,000,000	8,469,450
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Allied Waste NA, Inc. Project, Series A, AMT, 5.2%, 4/1/2018	1,500,000	1,414,065
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	992,840
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	17,257,275
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039 (b)	8,000,000	6,065,600
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,059,160
Tarrant County, TX, Health Facilities Development Corp. Revenue, Cumberland Rest, Inc. Project, 3.9%**, 8/15/2036, HSH Nordbank AG (a)	2,500,000	2,500,000
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2020 (b)	7,125,000	7,190,550
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	4,171,100
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	14,790,000	13,939,131
Series D, 6.25%, 12/15/2026	6,875,000	6,626,812
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	9,461,600
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	1,830,480
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,009,260
		137,572,779
Utah 0.2%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., ETM, 6.15%, 2/15/2012	2,000,000	2,245,540
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020 (e)	760,000	720,814
Virginia 1.0%
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	6,218,325
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	1,764,204
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	3,000,000	2,210,400
		10,192,929
Washington 2.6%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	2,408,205
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,154,050
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (b)	2,970,000	2,317,580
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037 (b)	6,675,000	5,116,254
Series A, 6.125%, 8/15/2037	16,000,000	13,255,200
Washington, State Housing Finance Commission, Nonprofit Housing Revenue, Mirabella Project, Series A, 3.9%**, 3/1/2036, HSH Nordbank AG (a)	1,000,000	1,000,000
		27,251,289
West Virginia 0.9%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	980,000	1,062,271
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	5,947,130
6.5%, 10/1/2038	3,000,000	2,363,250
		9,372,651
Wisconsin 0.7%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,045,850
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	1,931,400
		6,977,250
Multi-State 0.4%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,842,284	3,875,813
Total Municipal Bonds and Notes (Cost $1,040,881,043)		958,243,049

Municipal Inverse Floating Rate Notes (f) 22.5%
California 2.3%
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2024 (b) (g)	8,500,000	8,782,462
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2025 (b) (g)	11,000,000	11,365,538
Trust: Sacramento, CA, Municipal Utility District, Electric Revenue, Series R 11513-1, 144A, 18.64%, 8/15/2024, Leverage Factor at purchase date: 5 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (b) (g)	2,126,587	2,178,338
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (b) (g)	1,935,078	1,982,168
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.053%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
		24,308,506
Hawaii 1.0%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (g)	10,000,000	10,544,200
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.36%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Nevada 2.1%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (g)	7,851,481	8,024,893
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (g)	8,203,602	8,384,791
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (g)	15,298,93	5,415,213
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.301%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
		21,824,897
New York 2.5%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (g)	5,095,207	5,455,927
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 18.243%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (g)	4,000,000	4,269,016
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (g)	3,000,000	3,201,762
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (g)	3,000,000	3,201,762
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 15.915%, 12/15/2025, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (g)	10,000,000	10,432,480
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.0%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		26,560,947
Ohio 1.2%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (g)	4,522,767	4,611,816
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (g)	7,712,913	7,864,774
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.399%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		12,476,590
Pennsylvania 3.9%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (g)	21,790,000	23,889,449
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 41.881%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2024 (g)	15,475,000	16,834,011
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.421%, 8/1/2024, Leverage Factor at purchase date: 3 to 1
		40,723,460
Tennessee 1.5%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (g)	14,996,415	16,099,815
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.446%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 4.6%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (g)	3,710,000	3,959,304
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (g)	4,315,000	4,604,959
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 16.97%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (g)	15,000,000	16,019,050
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.64%, 2/1/2024, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (g)	10,000,000	10,827,000
Trust: Texas, North East Independent School District, Series 2355, 144A, 21.32%, 8/1/2024, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (g)	12,500,000	13,264,250
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 20.88%, 4/1/2026, Leverage Factor at purchase date: 5 to 1
		48,674,563
Washington 3.4%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (g)	10,000,000	10,423,500
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.4%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023 (b) (g)	10,000,000	10,748,900
Trust: Washington, State General Obligation, Series 2302, 144A, 21.32%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (g)	10,000,000	10,688,500
Trust: Washington, State General Obligation, Series 2154, 144A, 22.2%, 7/1/2025, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 8.7%, 7/1/2012	3,000,000	3,583,410
		35,444,310
Total Municipal Inverse Floating Rate Notes (Cost $235,078,570)		236,657,288
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,275,959,613)+	113.8	1,194,900,337
Other Assets and Liabilities, Net	(13.8)	(145,175,197)
Net Assets	100.0	1,049,725,140
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2009.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2009.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A	6.75%	4/1/2027	4,910,000	4,910,000	3,380,290
+ The cost for federal income tax purposes was $1,274,672,135. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $79,771,798. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,714,214 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $110,486,012.
(a) Security incorporates a letter of credit from the bank listed
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	2.4
American Capital Assurance	0.4
Assured Guaranty Corp.	0.3
Financial Guaranty Insurance Co.	3.1
Financial Security Assurance, Inc.	4.5
National Public Finance Guarantee Corp.	1.3
Radian	0.2
(c) At May 31, 2009, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(d) Partial interest paying security. The rate shown represents 50% of the original coupon rate.
(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020	12/12/1989	745,610	720,814	0.1
(f) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(g) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ Depreciation ($)
3/2/2010 3/2/2021	18,300,000[1]	Fixed — 3.59%	Floating — LIBOR	759,994
1/8/2010 1/8/2026	5,800,000[2]	Fixed — 3.133%	Floating — LIBOR	688,273
2/12/2009 2/12/2026	5,400,000[2]	Fixed — 5.006%	Floating — LIBOR	(770,395)
3/16/2010 3/16/2027	10,000,000[3]	Fixed — 3.605%	Floating — LIBOR	711,692
12/12/2008 12/12/2028	16,600,000[2]	Fixed — 5.214%	Floating — LIBOR	(3,160,699)
6/2/2010 6/4/2029	4,800,000[2]	Fixed — 4.446%	Floating — LIBOR	—
12/18/2009 12/18/2029	25,450,000[2]	Fixed — 2.52%	Floating — LIBOR	5,582,651
Total net unrealized appreciation on open interest rate swaps				3,811,516
Counterparties: [1] The Goldman Sachs & Co. [2] JPMorgan Chase Securities, Inc. [3] Citigroup, Inc. LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	1,194,900,337	3,811,516
Level 3	—	—
Total	$ 1,194,900,337	$ 3,811,516
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as interest rate swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009
Assets
Investments in securities, at value (cost $1,275,959,613)	$ 1,194,900,337
Interest receivable	21,634,396
Receivable for investments sold	335,736
Receivable for Fund shares sold	6,115,396
Unrealized appreciation on open interest rate swaps	7,742,610
Due from Advisor	47,024
Other assets	90,920
Total assets	1,230,866,419
Liabilities
Cash overdraft	917,253
Payable for investments purchased	12,806,086
Payable for floating rate notes issued	159,732,071
Payable for Fund shares redeemed	1,726,848
Distributions payable	994,566
Unrealized depreciation on open interest rate swaps	3,931,094
Accrued management fee	400,373
Other accrued expenses and payables	632,988
Total liabilities	181,141,279
Net assets, at value	$ 1,049,725,140
Net Assets Consist of
Undistributed net investment income	725,819
Net unrealized appreciation (depreciation) on: Investments	(81,059,276)
Interest rate swaps	3,811,516
Accumulated net realized gain (loss)	(37,123,659)
Paid-in capital	1,163,370,740
Net assets, at value	$ 1,049,725,140

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($274,653,786 ÷ 24,503,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.21
Maximum offering price per share (100 ÷ 95.50 of $11.21)	$ 11.74

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,387,166 ÷ 1,283,232 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($87,456,603 ÷ 7,797,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.22
Class S Net Asset Value, offering and redemption price(a) per share ($645,299,524 ÷ 57,514,684 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.22

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($27,928,061 ÷ 2,488,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.22
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2009
Investment Income
Income: Interest	$ 76,593,750
Expenses: Management fee	5,325,506
Administration fee	1,033,961
Services to shareholders	1,788,245
Custodian fee	33,299
Distribution and service fees	1,691,810
Professional fees	184,760
Trustees' fees and expenses	29,098
Reports to shareholders	130,770
Interest expense and fees on floating rate notes issued	4,044,098
Registration fees	142,871
Other	116,988
Total expenses before expense reductions	14,521,406
Expense reductions	(1,857,731)
Total expenses after expense reductions	12,663,675
Net investment income	63,930,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,292,214
Interest rate swaps	(30,051,155)
(24,758,941)
Change in net unrealized appreciation (depreciation) on: Investments	(104,900,369)
Interest rate swaps	2,270,036
(102,630,333)
Net gain (loss)	(127,389,274)
Net increase (decrease) in net assets resulting from operations	$ (63,459,199)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (63,459,199)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(1,006,690,216)
Net amortization/accretion of premium (discount)	105,873
Proceeds from sales and maturities of long-term investments	1,172,996,535
(Increase) decrease in interest receivable	(217,457)
(Increase) decrease in other assets	50,163
(Increase) decrease in receivable for investments sold	54,933
Increase (decrease) in payable for investments purchased	(28,923,987)
Increase (decrease) in accrued expenses and payables	(217,752)
Change in net unrealized (appreciation) depreciation on investments	104,900,369
Change in net unrealized (appreciation) depreciation on interest rate swaps	(2,270,036)
Net realized (gain) loss from investments	(5,292,214)
Cash provided (used) by operating activities	$ 171,037,012
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	917,253
Increase (decrease) in payable for floating rate notes issued	(54,120,956)
Proceeds from shares sold	576,795,126
Cost of shares redeemed	(672,335,731)
Distributions paid (net of reinvestment of distributions)	(24,386,426)
Cash provided (used) by financing activities	(173,130,734)
Increase (decrease) in cash	(2,093,722)
Cash at beginning of period	2,093,722
Cash at end of period	$ —
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$ 37,201,438
Interest expense on floating rate notes issued	$ (4,044,098)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income	$ 63,930,075	$ 49,354,897
Net realized gain (loss)	(24,758,941)	2,732,694
Change in net unrealized appreciation (depreciation)	(102,630,333)	(34,948,929)
Net increase (decrease) in net assets resulting from operations	(63,459,199)	17,138,662
Distributions to shareholders from: Net investment income: Class A	(16,741,121)	(11,902,184)
Class B	(919,788)	(1,270,196)
Class C	(4,154,146)	(2,616,395)
Class S	(38,967,899)	(32,920,918)
Institutional Class	(857,557)	(242,680)
Net realized gains: Class A	(45,059)	—
Class B	(2,732)	—
Class C	(12,621)	—
Class S	(88,322)	—
Institutional Class	(1,701)	—
Total distributions	(61,790,946)	(48,952,373)
Fund share transactions: Proceeds from shares sold	567,462,085	560,011,073
Reinvestment of distributions	37,201,438	30,362,194
Cost of shares redeemed	(671,848,222)	(283,956,203)
Redemption fees	20,510	13,979
Net increase (decrease) in net assets from Fund share transactions	(67,164,189)	306,431,043
Increase (decrease) in net assets	(192,414,334)	274,617,332
Net assets at beginning of period	1,242,139,474	967,522,142
Net assets at end of period (including undistributed net investment income of $725,819 and $155,152, respectively)	$ 1,049,725,140	$ 1,242,139,474

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.46	$ 12.83	$ 12.78	$ 12.88	$ 12.50
Income from investment operations: Net investment income	.64	.59	.59	.60	.65
Net realized and unrealized gain (loss)	(1.25)	(.37)	.05	(.10)	.39
Total from investment operations	(.61)	.22	.64	.50	1.04
Less distributions from: Net investment income	(.64)	(.59)	(.59)	(.60)	(.65)
Net realized gains	(.00)*	—	—	(.00)*	(.01)
Total distributions	(.64)	(.59)	(.59)	(.60)	(.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.21	$ 12.46	$ 12.83	$ 12.78	$ 12.88
Total Return (%)[a]	(4.48)[b]	1.73[b]	5.03[b]	4.01	8.48[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	275	334	196	181	182
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.39	1.60	1.20	1.31	1.08
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.31	1.57	1.20	1.31	1.02
Ratio of expenses after expense reductions (excluding interest expense) (%)	.92	.94	.96	.98	.90
Ratio of net investment income (%)	6.10	4.67	4.56	4.70	5.14
Portfolio turnover rate (%)	82	70	57	43	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.46	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Income from investment operations: Net investment income	.56	.49	.49	.50	.55
Net realized and unrealized gain (loss)	(1.25)	(.38)	.06	(.11)	.39
Total from investment operations	(.69)	.11	.55	.39	.94
Less distributions from: Net investment income	(.56)	(.49)	(.49)	(.50)	(.55)
Net realized gains	(.00)*	—	—	(.00)*	(.01)
Total distributions	(.56)	(.49)	(.49)	(.50)	(.56)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.21	$ 12.46	$ 12.84	$ 12.78	$ 12.89
Total Return (%)[a]	(5.19)[b]	.88[b]	4.31[b]	3.13	7.65[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	28	41	50	54
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.17	2.37	1.97	2.09	1.85
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.06	2.32	1.96	2.09	1.80
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67	1.69	1.73	1.76	1.68
Ratio of net investment income (%)	5.35	3.92	3.79	3.92	4.36
Portfolio turnover rate (%)	82	70	57	43	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Income from investment operations: Net investment income	.56	.49	.49	.51	.55
Net realized and unrealized gain (loss)	(1.25)	(.37)	.06	(.11)	.39
Total from investment operations	(.69)	.12	.55	.40	.94
Less distributions from: Net investment income	(.56)	(.49)	(.49)	(.51)	(.55)
Net realized gains	(.00)*	—	—	(.00)*	(.01)
Total distributions	(.56)	(.49)	(.49)	(.51)	(.56)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.22	$ 12.47	$ 12.84	$ 12.78	$ 12.89
Total Return (%)[a]	(5.17)[b]	.98[b]	4.31[b]	3.15	7.66[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	87	57	64	63
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.16	2.31	1.96	2.07	1.84
Ratio of expenses after expense reductions (including interest expense) (%)[c]	2.06	2.31	1.96	2.07	1.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67	1.68	1.73	1.74	1.67
Ratio of net investment income (%)	5.35	3.93	3.79	3.94	4.37
Portfolio turnover rate (%)	82	70	57	43	34
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 12.85	$ 12.79	$ 12.89	$ 12.52
Income from investment operations: Net investment income	.67	.62	.62	.63	.67
Net realized and unrealized gain (loss)	(1.25)	(.38)	.06	(.10)	.38
Total from investment operations	(.58)	.24	.68	.53	1.05
Less distributions from: Net investment income	(.67)	(.62)	(.62)	(.63)	(.67)
Net realized gains	(.00)*	—	—	(.00)*	(.01)
Total distributions	(.67)	(.62)	(.62)	(.63)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.22	$ 12.47	$ 12.85	$ 12.79	$ 12.89
Total Return (%)	(4.23)[a]	1.90[a]	5.36[a]	4.19	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	645	787	669	473	488
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.30	1.53	1.04	1.14	.92
Ratio of expenses after expense reductions (including interest expense) (%)[b]	1.06	1.32	.96	1.14	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67	.69	.73	.81	.80
Ratio of net investment income (%)	6.35	4.92	4.79	4.87	5.24
Portfolio turnover rate (%)	82	70	57	43	34
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 12.85	$ 12.79	$ 12.90	$ 12.52
Income from investment operations: Net investment income	.67	.62	.62	.63	.67
Net realized and unrealized gain (loss)	(1.26)	(.37)	.06	(.10)	.39
Total from investment operations	(.59)	.25	.68	.53	1.06
Less distributions from: Net investment income	(.67)	(.62)	(.62)	(.64)	(.67)
Net realized gains	(.00)*	—	—	(.00)*	(.01)
Total distributions	(.67)	(.62)	(.62)	(.64)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.22	$ 12.48	$ 12.85	$ 12.79	$ 12.90
Total Return (%)	(4.26)[a]	2.00	5.40	4.18[a]	8.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	6	3	3.36
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.13	1.32	.92	1.14	.88
Ratio of expenses after expense reductions (including interest expense) (%)[b]	1.06	1.32	.92	1.11	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67	.69	.69	.78	.76
Ratio of net investment income (%)	6.35	4.92	4.83	4.90	5.28
Portfolio turnover rate (%)	82	70	57	43	34
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2009 was approximately $195,554,000, with a weighted average interest rate of 2.07%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosure about the Fund's derivative and hedging activities. The disclosure below includes additional information as a result of adopting FAS 161.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made at the end of the measurement period when the swap is terminated are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of May 31, 2009 is included at the end of the Fund's Investment Portfolio. The volume indicated is indicative of the volume throughout the year.

At May 31, 2009, the Fund had the following derivatives (not designated as hedges under Statement of Financial Accounting Standards No. 133), grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 7,742,610

The above contracts are located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swaps
Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 3,931,094

The above contracts are located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swaps

Transactions in derivative instruments during the year ended May 31, 2009, were as follows:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (30,051,155)

The above contracts are located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swaps
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ 2,270,036

The above contracts are located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swaps

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $16,452,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000), May 31, 2015 ($234,000) and May 31, 2017 ($3,436,000), the respective expiration dates, whichever occurs first. During the year ended May 31, 2009, the Fund lost, through expiration, $2,732,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through May 31, 2009, the Fund incurred approximately $21,307,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,240,893
Undistributed ordinary income	$ 82,643
Capital loss carryforwards	$ (16,452,000)
Net unrealized appreciation (depreciation) on investments	$ (79,771,798)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2009	2008
Distributions from tax-exempt income	$ 61,640,511	$ 48,952,373
Distributions from ordinary income	$ 150,435	$ —

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund will no longer impose the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the year ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $1,006,690,216 and $1,172,996,535, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

For the year ended May 31, 2009, the Advisor waived a portion of its management fee aggregating $207,215 and the amount charged aggregated $5,118,291, which was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

For the period from June 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.93%
Class B	1.68%
Class C	1.68%
Class S	.68%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

For the year ended May 31, 2009, the Advisor reimbursed $797,717 and $5,514 of sub-recordkeeping fees for Class S and Institutional Class, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2009, the Administration Fee was $1,033,961, of which $85,737 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 91,647	$ 91,647
Class B	11,717	11,717
Class C	36,385	36,385
Class S	593,494	593,494
Institutional Class	774	774
	$ 734,017	$ 734,017

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 136,519	$ 11,252
Class C	604,294	53,832
	$ 740,813	$ 65,084

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2009	Annual Effective Rate
Class A	$ 700,780	$ 78,739	$ 99,103.22%
Class B	45,405	3,904	9,119.23%
Class C	204,812	26,845	979.22%
	$ 950,997	$ 109,488	$ 109,201

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2009 aggregated $74,403.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2009, the CDSC for Class B and Class C shares aggregated $40,111 and $45,646, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2009, DIDI received $39,949 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,053, of which $11,203 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2009, the Fund's custodian fee was reduced by $2,013 and $1,767, respectively, for the custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2009		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,253,199	$ 112,853,834	15,729,060	$ 198,897,146
Class B	306,931	3,363,744	295,659	3,730,524
Class C	2,845,650	31,328,069	3,567,868	45,064,789
Class S	37,826,190	397,202,360	24,607,422	309,621,448
Institutional Class	2,163,678	22,714,078	212,277	2,697,166
		$ 567,462,085		$ 560,011,073
Shares issued to shareholders in reinvestment of distributions
Class A	1,090,375	$ 11,755,901	634,058	$ 7,989,384
Class B	40,954	443,845	48,834	617,211
Class C	224,024	2,402,404	111,932	1,412,162
Class S	2,044,997	22,075,678	1,592,198	20,119,238
Institutional Class	48,729	523,610	17,749	224,199
		$ 37,201,438		$ 30,362,194
Shares redeemed
Class A	(13,663,229)	$ (142,478,423)	(4,838,808)	$ (60,890,039)
Class B	(1,323,064)	(14,713,631)	(1,307,999)	(16,591,591)
Class C	(2,229,144)	(23,270,553)	(1,194,207)	(15,102,302)
Class S	(45,463,585)	(489,270,374)	(15,178,878)	(191,233,535)
Institutional Class	(206,407)	(2,115,241)	(10,972)	(138,736)
		$ (671,848,222)		$ (283,956,203)
Redemption fees		$ 20,510		$ 13,979
Net increase (decrease)
Class A	(2,319,655)	$ (17,865,041)	11,524,310	$ 146,000,411
Class B	(975,179)	(10,905,976)	(963,506)	(12,243,839)
Class C	840,530	10,464,042	2,485,593	31,378,855
Class S	(5,592,398)	(69,979,661)	11,020,742	138,512,987
Institutional Class	2,006,000	21,122,447	219,054	2,782,629
		$ (67,164,189)		$ 306,431,043

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Strategic High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Strategic High Yield Tax Free Fund (the "Fund") at May 31, 2009, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2009, DWS DWS Strategic High Yield Tax Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC HIGH YIELD TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$79,725	$0	$0	$0
2008	$77,725	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009